UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 3)

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
December 20, 2012

Blue Dolphin Energy Company

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-15905 (Commission File Number)	73-1268729 (IRS Employer Identification No.)

801 Travis Street, Suite 2100
Houston, TX 77002
(Address of principal executive office and zip code)

(713) 568-4725
(Registrant’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[    ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 3 to Form 8-K further amends the Current Reports on Form 8-K dated February 21, 2012, Amendment No. 1 on Form 8-K dated March 14, 2012 and Amendment No. 2 on Form 8-K dated May 2, 2012 (“Amendment No. 2”) filed with the Securities and Exchange Commission by Blue Dolphin Energy Company (“Blue Dolphin”) in connection with the February 15, 2012 consummation of the acquisition by Blue Dolphin of Lazarus Energy, LLC, a Delaware limited liability company (“LE”).  This Amendment No. 3 is being filed for the purpose of refiling Exhibit 99.1 to Amendment No. 2 to include the audit opinion.  No other changes or additions are being made to Amendment No. 2.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits.

99.1
Audited Historical LE Balance Sheets at December 31, 2011 and 2010; Historical LE Statements of Operations for the Years Ended December 31, 2011 and 2010; and Notes to Historical LE Financial Statements as of and for the Years Ended December 31, 2011 and 2010.

Remainder of Page Intentionally Left Blank

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:           December 20, 2012

Blue Dolphin Energy Company

/s/JONATHAN P. CARROLL
Jonathan P. Carroll Chief Executive Officer, President, Assistant Treasurer and Secretary (Principal Executive Officer)

Exhibit Index

99.1
Audited Historical LE Balance Sheets at December 31, 2011 and 2010; Historical LE Statements of Operations for the Years Ended December 31, 2011 and 2010; and Notes to Historical LE Financial Statements as of and for the Years Ended December 31, 2011 and 2010.